EXHIBIT 10.1(C)



                          THIRD AMENDMENT TO
                   AMLI RESIDENTIAL PROPERTIES, L.P.
                         AMENDED AND RESTATED
                   AGREEMENT OF LIMITED PARTNERSHIP
                  -----------------------------------


     This Amendment, dated as of July 31, 1996, amends the Amended and Restated Agreement of Limited Partnership, dated as of February 15, 1994, as previously amended (the "PARTNERSHIP AGREEMENT"), of Amli Residential Properties, L.P., a Delaware limited partnership (the "PARTNERSHIP"), by and among Amli Residential Properties Trust, a Maryland real estate investment trust, as the General Partner (the "GENERAL PARTNER"), and the Persons whose names are set forth on Exhibit A to the Partnership Agreement, as the Limited Partners (the "LIMITED PARTNERS"), together with any other Persons who become Partners in the Partnership as provided in the Partnership Agreement.



                          W I T N E S E T H:
                          -----------------

     WHEREAS, the Partnership is a Delaware limited partnership existing under the Delaware Revised Uniform Limited Partnership Act (the "ACT") pursuant to the Partnership Agreement;

     WHEREAS, pursuant SECTION 14.1(b)(4), the General Partner has the power, without the consent of the Limited Partners, to amend the Partnership Agreement in order to cure any ambiguity;

     WHEREAS, the General Partner has determined that SECTION 11.7(a) of the Partnership Agreement contains an ambiguity regarding which Limited Partners are bound by the Registration Rights and Lock-up Agreement and with respect to which Units such Limited Partners are so bound; and

     WHEREAS, the General Partner desires to amend the Partnership Agreement to cure such ambiguity.

     NOW, THEREFORE, pursuant to the authority granted in
SECTION 14.1(b) (4) of the Partnership Agreement, the General Partner hereby amends the Partnership Agreement as follows:

     1. AMENDMENT. Effective as of the date hereof, SECTION 11.7(a) of the Partnership Agreement is hereby amended (i) by adding the phrase "who is a Limited Partner as of February 15, 1994" immediately following the words "Each Limited Partner" in the last sentence of such SECTION 11.7(a) and (ii) by adding the phrase," with respect to Units owned by such Limited Partner as of February 15, 1994," immediately following the words "to be bound" in the last sentence of such SECTION 11.7(a).

     2.   CONTINUING EFFECTIVENESS.  As herein amended, the
Partnership Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.

     3. GOVERNING LAW. This Amendment shall be governed by the internal laws of the State of Delaware.

     4. DEFINED TERMS. Capitalized terms used and not defined herein shall have the respective meanings assigned such terms in the Partnership Agreement.



     IN WITNESS WHEREOF, the undersigned, the General Partner of the Partnership, has executed this Amendment to the Partnership Agreement as of the date first above written.


                             AMLI RESIDENTIAL PROPERTIES TRUST


                             By:      /S/ ALLAN J. SWEET
                             Name:    Allan J. Sweet
                             Title:   President